SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - July 26, 2001


                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Pennsylvania                       0-16667             23-2222567
-----------------------------        ------------------       --------------
(State or other jurisdiction          (Commission File        (IRS Employer
of incorporation)                          Number)            Identification
                                                                   Number)

4 Brandywine Avenue, P. O. Box 1004, Downingtown, Pennsylvania        19335-0904
--------------------------------------------------------------        ----------
     (Address of principal executive offices)                         (Zip code)

Registrant's telephone number including area code:                (610) 269-1040
                                                                  --------------

                                        N/A
--------------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.
                  ---------------------------------

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.
                  ---------------------------

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.
                  -------------

                  On July 20, 2001, DNB Financial Corporation, parent of the Downingtown National Bank, announced the completion of a $5 million Trust Preferred Securities private offering. The company issued the Trust Preferred Securities through its wholly owned Delaware business trust subsidiary, DNB Capital Trust I, to a qualified instutional buyer. The Trust Preferred Securities bear an interest rate of 6-month LIBOR plus 3.75%, payable semi-annually. DNB Capital Trust I used the proceeds from the sale of the Trust Preferred Securities to purchase $5,155,000 principal amount of junior subordinated deferrable interest debentures of DNB Financial Corporation. DNB Financial Corporation intends to invest a portion of the net proceeds in the Company's subsidiary, Downingtown National Bank, to increase capital levels and intends to use the remaining net proceeds for general corporate purposes. Under applicable regulatory guidelines, the Company expects that the Trust Preferred Securities will qualify as Tier I Capital.

                  On July 25, 2001, the Board of Directors of DNB Financial Corporation, parent of the Downingtown National Bank, authorized the buyback of up to 175,000 shares of its Common Stock over an indefinite period. The buyback, if fully completed, would reduce the number of outstanding shares by approximately 10%. The repurchase will be conducted through open market or privately negotiated transactions. Shares purchased in the program will be held as treasury stock.

                  A copy of both the July 20, 2001 Press Release and the July 26, 2001 Press Release are attached as Exhibit 99 hereto and incorporated herein by reference.



Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.


Item 7.           Financial Statements and Exhibits.

                  Not Applicable.

Item 8.           Change in Fiscal Year.
                  ----------------------

                  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DNB FINANCIAL CORPORATION
                                  (Registrant)



                                                     /s/ Henry F. Thorne
                                                     ---------------------------
Dated:  July 26, 2001                                Henry F. Thorne, President
                                                     and Chief Executive Officer